UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06105

Oppenheimer International Equity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: 2/28/2018

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS February 28, 2018 Unaudited

	Shares	Value
Common Stocks—92.6%
Consumer Discretionary—21.4%
Auto Components—3.3%
Bridgestone Corp.	563,700	$25,032,508
Continental AG	90,686	24,948,853
Valeo SA	243,600	15,762,385
		65,743,746
Automobiles—1.8%
Bayerische Motoren Werke AG	131,411	13,912,703
Volkswagen AG	115,265	22,543,169
		36,455,872
Hotels, Restaurants & Leisure—8.1%
Accor SA	438,430	25,328,739
Carnival Corp.	188,200	12,592,462
Galaxy Entertainment Group Ltd.	2,804,000	24,312,888
Genting Bhd	10,568,200	23,800,048
Sands China Ltd.	7,532,800	42,042,352
Whitbread plc	275,840	14,695,147
Yum China Holdings, Inc.	477,010	20,664,073
		163,435,709
Household Durables—3.6%
Panasonic Corp.	1,207,700	18,806,439
Sony Corp.	1,058,500	53,317,383
		72,123,822
Internet & Catalog Retail—1.7%
JD.com, Inc., ADR[1]	748,163	35,275,885
Media—1.5%
ProSiebenSat.1 Media SE	777,037	30,836,238
Textiles, Apparel & Luxury Goods—1.4%
China Hongxing Sports Ltd.[1,2]	36,005,000	2,718
Kering SA	35,020	16,458,690
LVMH Moet Hennessy Louis Vuitton SE	39,240	11,724,023
		28,185,431
Consumer Staples—7.2%
Beverages—2.4%
Pernod Ricard SA	177,400	29,137,080
Tsingtao Brewery Co. Ltd., Cl. H	3,642,000	19,869,705
		49,006,785

	Shares	Value
Food Products—3.7%
Danone SA	523,498	$41,766,892
Nestle SA	113,884	9,065,184
WH Group Ltd.[3]	19,148,000	23,568,264
		74,400,340
Personal Products—1.1%
Beiersdorf AG	124,728	13,703,178
LG Household & Health Care Ltd.	9,129	9,253,403
		22,956,581
Energy—3.1%
Energy Equipment & Services—0.8%
Master Marine AS1,2	9,994,100	—
TechnipFMC plc	569,800	16,622,298
		16,622,298
Oil, Gas & Consumable Fuels—2.3%
TOTAL SA	800,860	45,723,484
Financials—17.6%
Capital Markets—2.0%
AXA SA	792,920	24,923,832
UBS Group AG1	896,233	16,991,988
		41,915,820
Commercial Banks—7.2%
Banco Comercial Portugues SA, Cl. R1	26,174,444	9,342,362
Banco Santander SA	5,330,321	36,558,036
HSBC Holdings plc	4,504,870	44,347,991
Lloyds Banking Group plc	31,241,580	29,515,161
Societe Generale SA	445,190	25,524,780
		145,288,330
Diversified Financial Services—3.3%
ING Groep NV	1,636,678	28,693,274
ORIX Corp.	2,124,600	37,586,090
		66,279,364
Insurance—5.1%
Japan Post Insurance Co. Ltd.	824,200	20,791,896
Ping An Insurance Group Co. of China Ltd., Cl. H	2,082,000	21,919,437
Prudential plc	1,618,122	40,493,703
Samsung Life Insurance Co. Ltd.	173,423	19,386,546
		102,591,582

1        OPPENHEIMER INTERNATIONAL EQUITY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Health Care—0.5%
Pharmaceuticals—0.5%
Bayer AG	81,502	$9,557,246
Industrials—18.6%
Aerospace & Defense—3.1%
Airbus SE	409,640	48,799,845
MTU Aero Engines AG	85,998	14,389,376
		63,189,221
Airlines—1.0%
Japan Airlines Co. Ltd.	510,700	19,463,012
Construction & Engineering—2.1%
Ferrovial SA	1,192,557	25,684,173
Vinci SA	163,620	16,135,278
		41,819,451
Electrical Equipment—4.4%
Mitsubishi Electric Corp.	1,601,400	26,981,625
Philips Lighting NV3	732,003	28,962,267
Schneider Electric SE	369,370	31,992,920
		87,936,812
Industrial Conglomerates—1.1%
Seibu Holdings, Inc.	1,284,900	21,763,082
Professional Services—3.2%
Bureau Veritas SA	646,910	16,907,723
Recruit Holdings Co. Ltd.	1,987,700	47,737,266
		64,644,989
Trading Companies & Distributors—2.5%
Brenntag AG	359,859	22,496,991
ITOCHU Corp.	1,504,500	28,869,363
		51,366,354
Transportation Infrastructure—1.2%
Beijing Capital International Airport Co. Ltd., Cl. H	16,784,000	24,639,332
Information Technology—15.2%
Electronic Equipment, Instruments, & Components—2.0%
Hoya Corp.	198,500	10,458,605
TDK Corp.	331,300	29,937,868
		40,396,473

	Shares	Value
Internet Software & Services—3.5%
Alibaba Group Holding Ltd., Sponsored ADR[1]	245,316	$45,663,120
Baidu, Inc., Sponsored ADR[1]	100,040	25,244,094
		70,907,214
Semiconductors & Semiconductor Equipment—3.1%
Advantest Corp.	1,224,200	25,765,075
Infineon Technologies AG	748,494	20,350,626
Renesas Electronics Corp.[1]	1,426,100	16,337,638
		62,453,339
Software—4.9%
Nintendo Co. Ltd.	118,500	54,195,699
SAP SE	435,874	45,794,706
		99,990,405
Technology Hardware, Storage & Peripherals—1.7%
Samsung Electronics Co. Ltd.	15,393	33,361,551
Materials—5.8%
Chemicals—2.5%
Air Liquide SA	205,302	25,656,338
Akzo Nobel NV	154,991	15,012,771
Linde AG1	42,508	9,562,010
		50,231,119
Metals & Mining—3.3%
Anglo American plc	1,288,070	31,263,387
Antofagasta plc	1,167,890	13,884,743
Korea Zinc Co. Ltd.	44,973	21,177,086
		66,325,216
Telecommunication Services—3.2%
Diversified Telecommunication Services—1.1%
Nippon Telegraph & Telephone Corp.	204,000	9,447,749
Spark New Zealand Ltd.	5,427,801	13,102,922
		22,550,671
Wireless Telecommunication Services—2.1%
China Mobile Ltd.	977,000	9,089,179
Rogers Communications, Inc., Cl. B	191,140	8,612,621

2        OPPENHEIMER INTERNATIONAL EQUITY FUND

	Shares		Value
Wireless Telecommunication Services (Continued)
SK Telecom Co. Ltd.	111,951		$24,733,643
			42,435,443
Total Common Stocks (Cost $1,701,829,241)			1,869,872,217
Investment Company—8.6%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.31%[4,5] (Cost $173,354,873)	173,354,873		173,354,873
Total Investments, at Value (Cost $1,875,184,114)	101.2%		2,043,227,090
Net Other Assets (Liabilities)	(1.2)		(24,002,043)
Net Assets	100.0	% $	2,019,225,047

Footnotes to Statement of Investments

1. Non-income producing security.

2. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $52,530,531 or 2.60% of the Fund’s net assets at period end.

4. Rate shown is the 7-day yield at period end.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares			Shares
	November 30,	Gross	Gross	February 28,
	2017	Additions	Reductions	2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	68,231,512	504,415,210	399,291,849	173,354,873

				Change in
			Realized	Unrealized
	Value	Income	Gain (Loss)	Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$173,354,873	$303,217	$—	$—

3        OPPENHEIMER INTERNATIONAL EQUITY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Japan	$446,491,298	21.8%
France	375,842,010	18.4
Germany	228,095,095	11.2
United States	206,611,408	10.1
China	181,703,470	8.9
United Kingdom	176,937,687	8.7
South Korea	107,912,230	5.3
Hong Kong	89,923,505	4.4
Netherlands	72,668,312	3.5
Spain	62,242,209	3.0
Switzerland	26,057,171	1.3
Malaysia	23,800,048	1.2
Chile	13,884,742	0.7
New Zealand	13,102,922	0.6
Portugal	9,342,362	0.5
Canada	8,612,621	0.4
Norway	—	—

Total	$2,043,227,090	100.0%

4        OPPENHEIMER INTERNATIONAL EQUITY FUND

NOTES TO STATEMENT OF INVESTMENTS February 28, 2018 Unaudited

1. Organization

Oppenheimer International Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales

5        OPPENHEIMER INTERNATIONAL EQUITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or

6        OPPENHEIMER INTERNATIONAL EQUITY FUND

3. Securities Valuation (Continued)

liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$68,532,420	$363,521,565	$2,718	$432,056,703
Consumer Staples	—	146,363,706	—	146,363,706
Energy	—	62,345,782	—	62,345,782
Financials	—	356,075,096	—	356,075,096
Health Care	—	9,557,246	—	9,557,246
Industrials	—	374,822,253	—	374,822,253
Information Technology	70,907,214	236,201,768	—	307,108,982
Materials	—	116,556,335	—	116,556,335
Telecommunication Services	8,612,621	56,373,493	—	64,986,114
Investment Company	173,354,873	—	—	173,354,873

Total Assets	$321,407,128	$1,721,817,244	$2,718	$2,043,227,090

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments

7        OPPENHEIMER INTERNATIONAL EQUITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at

8        OPPENHEIMER INTERNATIONAL EQUITY FUND

4. Investments and Risks (Continued)

the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options.

9        OPPENHEIMER INTERNATIONAL EQUITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $35,762,624 and $86,242,795, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit

10        OPPENHEIMER INTERNATIONAL EQUITY FUND

6. Use of Derivatives (Continued)

risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

At period end, the Fund had no forward currency exchanges contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing,

11        OPPENHEIMER INTERNATIONAL EQUITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

12        OPPENHEIMER INTERNATIONAL EQUITY FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Equity Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/20/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/20/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	4/20/2018